SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2004

Date of Report

(Date of earliest event reported)

L Q CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25977	77-0421089
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Seventh Ave., 17th Floor , New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 974-5730

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Press Release dated July 22, 2004*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 22, 2004, L Q Corporation, Inc. issued a press release announcing its preliminary financial results for its second fiscal quarter ended June 30, 2004. A copy of that press release is attached to this Report as Exhibit 99.1 hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information contained in this Report and in the press release attached as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent that it is expressly stated to be incorporated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004

L Q CORPORATION, INC.

By:	/s/ Mel Brunt
Name:	Mel Brunt
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 22, 2004.